Exhibit 99.1

GSR II Meteora Acquisition Corp. Announces Filing and Mailing of

Definitive Proxy Statement and Special Meeting Date for Proposed

Business Combination with Bitcoin Depot

Special meeting of GSR II Meteora Acquisition Corp. stockholders to approve the proposed business combination to be held on June 28, 2023 at 10:00 a.m. Eastern Daylight Time

NEW YORK, June 20, 2023 (GLOBE NEWSWIRE) – GSR II Meteora Acquisition Corp. (NASDAQ: GSRM) (“GSRM”), a special purpose acquisition company, and Lux Vending, LLC dba Bitcoin Depot (“Bitcoin Depot” or the “Company”), a U.S.-based Bitcoin ATM operator and leading fintech company, today announced that GSRM has filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) in connection with GSRM’s Special Meeting of Stockholders (the “Special Meeting”) to, among other things, approve the previously announced proposed business combination (the “Business Combination”) with Bitcoin Depot.

The Special Meeting will be held virtually at www.cstproxy.com/gsrmet/2023 on June 28, 2023 at 10:00 a.m. Eastern Daylight Time. Mailing of the Proxy Statement to GSRM’s stockholders of record as of the close of business on June 1, 2023 (the “Record Date”) commenced on June 16, 2023. Before making any voting or investment decision, investors and security holders of GSRM are urged to carefully read the entire Proxy Statement and related proxy materials, and other documents filed in connection with the Business Combination with the SEC, because they contain important information about the Business Combination and the related stockholder proposals.

The Business Combination is expected to close on or about June 30, 2023, subject to GSRM stockholder approval and the satisfaction of certain closing conditions. Following the completion of the Business Combination, the combined company will be named Bitcoin Depot Inc. and trade on the Nasdaq under the ticker symbol “BTM.”

About Bitcoin Depot

Bitcoin Depot was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into cryptocurrency, which users can deploy in the payments, spending and investing space. Users can convert cash to cryptocurrencies at Bitcoin Depot’s kiosks and at thousands of name-brand retail locations through its BDCheckout product. The Company has the largest market share in North America with approximately 6,440 kiosk locations. Learn more at www.bitcoindepot.com.

On August 24, 2022, Bitcoin Depot and GSRM entered into a definitive agreement for a business combination that would result in Bitcoin Depot becoming a public company listed on the Nasdaq under the ticker symbol “BTM.”

About GSR II Meteora Acquisition Corporation

GSR II Meteora Acquisition Corporation (NASDAQ: GSRM) is blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. GSRM’s management team is led by co-CEOs Gus Garcia and Lewis Silberman, President Anantha Ramamurti and CFO Joseph Tonnos. GSRM was formed in partnership with Meteora Capital, an investment adviser specializing in SPAC-related investments. For additional information, please visit www.gsrmet.com.

Not an Offer

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities in connection with the Business Combination or otherwise, or a solicitation of a proxy, consent or authorization in any jurisdiction or any vote or approval in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Forward-Looking Statements

The information in this press release and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Bitcoin Depot’s and GSRM’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bitcoin Depot and GSRM. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of GSRM is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bitcoin Depot; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Bitcoin Depot’s ability to manage future growth; Bitcoin Depot’s ability to develop new products and services, bring them to market in a timely manner and make enhancements to its platform; the effects of competition on Bitcoin Depot’s future business; the amount of redemption requests made by GSRM’s public stockholders; the ability of GSRM or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in GSRM’s final initial public offering prospectus dated February 24, 2022, its most recent Annual Report on Form 10-K for the year ended December 31, 2022, and the Proxy Statement, in each case, under the heading “Risk Factors,” and other documents of GSRM filed, or to be filed, from time to time with the SEC. If any of these risks materialize or GSRM’s and Bitcoin Depot’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Bitcoin Depot nor GSRM presently know or that Bitcoin Depot and GSRM currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bitcoin Depot’s and GSRM’s expectations, plans or forecasts of future events and views as of the date of this press release. Bitcoin Depot and GSRM anticipate that subsequent events and developments will cause Bitcoin Depot’s and GSRM’s assessments to change. However, while Bitcoin Depot and GSRM may elect to update these forward-looking statements at some point in the future, Bitcoin Depot and GSRM specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing Bitcoin Depot’s and GSRM’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Business Combination and Where to Find It

The Business Combination will be submitted to stockholders of GSRM for their consideration. Copies of the Proxy Statement (a filing of which has been made with the SEC) were mailed to all GSRM stockholders of record as of the Record Date beginning on June 16, 2023. GSRM plans to file other documents with the SEC and mail other relevant documents to its stockholders of record as of the Record Date regarding the Business Combination. GSRM’s stockholders and other interested persons are advised to read the Proxy Statement and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with GSRM’s solicitation of proxies for the Special Meeting to approve, among other things, the Business Combination, because these documents will contain important information about GSRM, Bitcoin Depot and the Business Combination. Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by GSRM, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gateway-grp.com.

Participants in the Solicitation

GSRM, Bitcoin Depot and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from GSRM’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation GSRM’s stockholders in connection with the Business Combination is set forth in the Proxy Statement. You can find more information about GSRM’s directors and executive officers in GSRM’s most recent Annual Report on Form 10-K for the year ended December 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the Proxy

Statement and other relevant materials filed or that will be filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts:

Investors

Cody Slach, Alex Kovtun

Gateway Group, Inc.

949-574-3860

GSRM@gateway-grp.com

Media

Zach Kadletz, Brenlyn Motlagh, Ryan Deloney

Gateway Group, Inc.

949-574-3860

GSRM@gateway-grp.com